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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 10, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 000-31149                95-4040623
           --------                 ---------                ----------
(State or other jurisdiction of    (Commission              (IRS Employer
       incorporation)              File Number)           Identification No.)

6053 West Century Boulevard, 11th Floor
        Los Angeles, California                 90045-6438
(Address of principal executive offices)        (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

         On May 10, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended April 1, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01         Financial Statements and Exhibits.


Exhibit 99.1      Press release, dated May 10, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 10, 2007           California Pizza Kitchen, Inc.
                       a Delaware corporation

                       By: /s/ Richard L. Rosenfield
                           -----------------------------------------------------
                           Co-Chairman of the Board, Co-Chief Executive Officer, and Co-President

                       By: /s/ Larry S. Flax
                           -----------------------------------------------------
                           Co-Chairman of the Board, Co-Chief Executive Officer, and Co-President

EXHIBIT INDEX

Exhibit No.                             Description
----------------       ---------------------------------------------------

99.1                   Press release, dated May 10, 2007.